EXHIBIT 24.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 30, 1995, included in PSC Inc.'s Form 10-K for the year ended December 31, 1994, and our report dated January 27, 1995, included in PSC Inc.'s
Form 8-K/A dated December 21, 1994.



                                                  ARTHUR ANDERSEN LLP

Rochester, New York
  June 19, 1995